UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2007

NATIONAL FUEL GAS COMPANY TAX-DEFERRED SAVINGS PLAN AND NATIONAL FUEL GAS COMPANY TAX-DEFERRED SAVINGS PLAN FOR NON-UNION EMPLOYEES
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6363 Main Street, Williamsville, New York		14221
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-857-7000

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On February 7, 2007, the National Fuel Gas Company Tax-Deferred Savings Plan and the National Fuel Gas Company Tax-Deferred Savings Plan for Non-Union Employees (together, the "Plans") filed a Current Report on Form 8-K reporting that they had changed independent registered public accounting firms. This amendment to the Current Report is being filed to include as an exhibit, as required by Item 304(a)(3) of Regulation S-K, a letter received by the Plans on February 8, 2007 from Freed Maxick & Battaglia, CPAs, P.C., the Plans’ former independent registered public accounting firm. The letter is attached hereto as Exhibit 16.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16 - Letter from Freed Maxick & Battaglia, CPAs, P.C.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY TAX-DEFERRED SAVINGS PLAN AND NATIONAL FUEL GAS COMPANY TAX-DEFERRED SAVINGS PLAN FOR NON-UNION EMPLOYEES

February 9, 2007	By:	A. M. Cellino

Name: A. M. Cellino
Title: Chair, National Fuel Gas Company Tax-Deferred Savings Plan Committee

NATIONAL FUEL GAS COMPANY TAX-DEFERRED SAVINGS PLAN FOR NON-UNION EMPLOYEES

February 9, 2007	By:	A. M. Cellino

Name: A. M. Cellino
Title: Chair, National Fuel Gas Company Tax-Deferred Savings Plan for Non-Union Employees Committee

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Exhibit Index

Exhibit No.	Description

16	Letter from Freed Maxick & Battaglia, CPAs, P.C.